UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2017
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UCP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	1-36001 (Commission File Number)	90-0978085 (I.R.S. Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California (Address of principal executive offices)	95113 (Zip code)

(408) 207-9499
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02    Results of Operations and Financial Condition.

UCP, Inc. issued a press release on May 4, 2017 announcing its financial results for the first quarter ended March 31, 2017.  The press release is attached hereto as Exhibit 99.1.

All of the information in Item 2.02 and Item 9.01 of this report, including the exhibit hereto, with the exception of the fourth subtitle of the press release attached as Exhibit 99.1 hereto and the text immediately below the subheading "Merger Agreement" in such press release (which subtitle and text relate to UCP, Inc.'s pending merger with Century Communities, Inc.), shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing. The information in the fourth subtitle of the press release attached as Exhibit 99.1 hereto and in the text immediately below the subheading "Merger Agreement" in such press release shall be deemed "filed" pursuant to Rule 425.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of UCP, Inc. dated May 4, 2017 (financial results for the first quarter ended March 31, 2017).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017 UCP, Inc.

By:	/s/ James M. Pirrello
Name:    James M. Pirrello

Title:	Chief Financial Officer, Chief Accounting Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of UCP, Inc. dated May 4, 2017 (financial results for the first quarter ended March 31, 2017).